UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2021

WESTERN ASSET

MORTGAGE OPPORTUNITY FUND INC.

(DMO)

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

II	Western Asset Mortgage Opportunity Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Opportunity Fund Inc. for the six-month reporting period ended June 30, 2021. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

Western Asset Mortgage Opportunity Fund Inc.	III

Performance review

For the six months ended June 30, 2021, Western Asset Mortgage Opportunity Fund Inc. returned 5.44% based on its net asset value (“NAV”)i and 15.06% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexii, returned 1.10% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averageiii returned 4.59% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $ 0.68 per share. As of June 30, 2021, the Fund estimates that 67% of the distributions were sourced from net investment income and 33% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2021 (unaudited)
Price Per Share	6-Month Total Return**
$15.08 (NAV)	5.44	%†
$15.59 (Market Price)	15.06	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XDMOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

IV	Western Asset Mortgage Opportunity Fund Inc.

Thank you for your investment in Western Asset Mortgage Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities (“MBS”) are subject to additional risks, including: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties;(3) prepayment risk, which can lead to significant fluctuations in value of the MBS and can limit the potential gains in a declining interest rate environment; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. To the extent the Fund invests in mortgage whole loans, certain of these risks may be magnified. In addition, risks associated with investments in whole loans include geographic concentration risk and risks relating to the reliance on third-party servicers to service and manage the mortgage whole loan. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more

Western Asset Mortgage Opportunity Fund Inc.	V

Performance review (cont’d)

information on Fund risks, see Summary of information regarding the Fund — Principal Risk Factors in the Fund’s most recent annual report.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

VI	Western Asset Mortgage Opportunity Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2021 and December 31, 2020 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — 98.2%
Adjustable Rate Mortgage Trust, 2005-5 1A1	2.845%	9/25/35	$97,337	$80,786	(b)
Adjustable Rate Mortgage Trust, 2005-7 2A21	2.590%	10/25/35	207,041	192,927	(b)
Adjustable Rate Mortgage Trust, 2005-12 5A1 (1 mo. USD LIBOR + 0.500%)	0.592%	3/25/36	219,775	108,677	(b)
Aegis Asset Backed Securities Trust, 2005-3 M3 (1 mo. USD LIBOR + 0.735%)	0.827%	8/25/35	3,460,000	3,211,513	(b)(c)
AFC Trust, 2000-3 1A (1 mo. USD LIBOR + 0.750%)	0.842%	10/25/30	735,989	705,975	(b)(d)
Alternative Loan Trust, 2005-11CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	4.909%	6/25/35	1,240,418	170,340	(b)
Alternative Loan Trust, 2005-14 3A1	2.484%	5/25/35	148,107	112,669	(b)
Alternative Loan Trust, 2005-36 4A1	2.768%	8/25/35	217,860	214,229	(b)
Alternative Loan Trust, 2005-J10 1A1 (1 mo. USD LIBOR + 0.500%)	0.592%	10/25/35	608,284	435,975	(b)
Alternative Loan Trust, 2006-HY10 1A1	2.580%	5/25/36	185,377	175,817	(b)
Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	85,124	55,490
Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	27,931	28,000
Alternative Loan Trust, 2007-23CB A8 (-4.000 x 1 mo. USD LIBOR + 28.400%)	28.034%	9/25/37	437,097	566,276	(b)
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.180%)	0.272%	6/25/47	991,947	875,442	(b)(c)
American Home Mortgage Assets Trust, 2005-2 2A1A	2.811%	1/25/36	741,166	604,831	(b)
American Home Mortgage Investment Trust, 2007-2 2A (1 mo. USD LIBOR + 0.800%)	0.892%	3/25/47	12,735,445	460,766	(b)
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	0.992%	7/25/46	1,778,432	742,087	(b)(d)
Banc of America Funding Corp., 2015-R3 2A2	0.222%	2/27/37	2,630,685	2,278,328	(b)(c)(d)
Banc of America Funding Trust, 2004-C 3A1	2.968%	12/20/34	261,494	260,331	(b)
Banc of America Funding Trust, 2006-D 2A1	3.499%	5/20/36	33,963	33,504	(b)
Banc of America Funding Trust, 2006-F 1A1	2.603%	7/20/36	108,740	112,133	(b)
Banc of America Funding Trust, 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	1.679%	9/26/45	3,750,000	3,249,220	(b)(c)(d)
Banc of America Funding Trust, 2015-R2 9A2	0.351%	3/27/36	4,324,588	4,299,008	(b)(c)(d)
Banc of America Funding Trust, 2015-R4 4A3	8.469%	1/27/30	13,126,025	5,545,076	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	0.892%	3/25/37	1,793,965	1,723,729	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	0.992%	3/25/37	2,184,081	2,108,020	(b)(d)

See Notes to Financial Statements.

2	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	1.242%	3/25/37	$989,528	$965,770	(b)(d)
BCAP LLC Trust, 2011-RR2 1A4	2.928%	7/26/36	2,813,096	1,698,685	(b)(c)(d)
Bear Stearns ALT-A Trust, 2005-9 25A1	2.820%	11/25/35	237,163	195,750	(b)
Bear Stearns Asset Backed Securities I Trust, 2005-CL1 A1 (1 mo. USD LIBOR + 0.500%)	0.500%	9/25/34	43,123	41,657	(b)
Bellemeade Re Ltd., 2017-1 B1 (1 mo. USD LIBOR + 4.750%)	4.842%	10/25/27	1,070,000	1,113,197	(b)(d)
Bellemeade Re Ltd., 2018-1A M2 (1 mo. USD LIBOR + 2.900%)	2.992%	4/25/28	510,000	516,775	(b)(d)
Chase Mortgage Finance Trust, 2006-S3 2A1	5.500%	11/25/21	139,684	88,349
ChaseFlex Trust, 2005-2 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	5.409%	6/25/35	6,446,957	1,305,746	(b)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2006-2A A1 (1 mo. USD LIBOR + 0.130%)	0.222%	4/25/47	78,011	84,340	(b)(d)
CHL Mortgage Pass-Through Trust, 2005-2 2A1 (1 mo. USD LIBOR + 0.640%)	0.732%	3/25/35	55,096	54,741	(b)
CHL Mortgage Pass-Through Trust, 2005-9 1A1 (1 mo. USD LIBOR + 0.600%)	0.692%	5/25/35	68,633	58,367	(b)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	2.575%	4/25/35	276,305	227,153	(b)
CHL Mortgage Pass-Through Trust, 2005-11 6A1 (1 mo. USD LIBOR + 0.600%)	0.692%	3/25/35	45,983	37,765	(b)
CHL Mortgage Pass-Through Trust, 2005-18 A7 (-2.750 x 1 mo. USD LIBOR +19.525%)	19.273%	10/25/35	11,332	13,171	(b)
CHL Mortgage Pass-Through Trust, 2005- HY10 1A1	3.035%	2/20/36	38,873	34,082	(b)
CHL Mortgage Pass-Through Trust, 2005- HYB9 1A1 (12 mo. USD LIBOR + 1.750%)	2.207%	2/20/36	101,560	97,442	(b)
Citicorp Mortgage Securities Trust, 2007-8 B1	5.980%	9/25/37	2,750,083	1,824,028	(b)(c)
Citigroup Mortgage Loan Trust, 2006-AR5 2A1A	2.695%	7/25/36	178,668	121,087	(b)
Citigroup Mortgage Loan Trust, 2008-3 A3	6.100%	4/25/37	5,500,094	2,685,834	(d)
Citigroup Mortgage Loan Trust Inc., 2004- HYB3 1A	2.896%	9/25/34	29,157	29,043	(b)
Citigroup Mortgage Loan Trust Inc., 2004- UST1 A2	1.281%	8/25/34	19,884	19,829	(b)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	2.194%	8/25/35	129,650	121,883	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.660%)	0.752%	7/25/36	$302,659	$295,401	(b)(d)
Countrywide Asset-Backed Certificates Trust, 2007-SEA1 1A1 (1 mo. USD LIBOR + 0.550%)	0.642%	5/25/47	359,906	317,258	(b)(d)
Credit-Based Asset Servicing & Securitization LLC, 2006-SL1 A3 (1 mo. USD LIBOR + 0.440%)	0.532%	9/25/36	3,628,741	262,621	(b)(d)
CSFB Mortgage-Backed Pass-Through Certificates, 2005-10 3A3	5.500%	11/25/35	265,676	206,903
CSMC Resecuritization Trust, 2006-1R 1A2 (-2.750 x 1 mo. USD LIBOR + 19.525%)	19.264%	7/27/36	282,019	390,542	(b)(d)
CSMC Trust, 2010-18R 6A5	3.222%	9/28/36	325,443	342,184	(b)(d)
CSMC Trust, 2014-11R 9A2 (1 mo. USD LIBOR + 0.140%)	0.372%	10/27/36	3,944,219	3,443,311	(b)(c)(d)
CSMC Trust, 2017-RPL1 B1	3.015%	7/25/57	3,052,442	2,328,363	(b)(c)(d)
CSMC Trust, 2017-RPL1 B2	3.015%	7/25/57	3,501,991	2,453,645	(b)(c)(d)
CSMC Trust, 2017-RPL1 B3	3.015%	7/25/57	2,977,486	1,687,737	(b)(d)
CSMC Trust, 2017-RPL1 B4	3.015%	7/25/57	3,204,918	561,306	(b)(d)
CSMC Trust, 2015-2R 7A2	2.546%	8/27/36	3,439,572	3,041,651	(b)(c)(d)
CWABS Revolving Home Equity Loan Trust, 2004-L 2A (1 mo. USD LIBOR + 0.280%)	0.353%	2/15/34	42,346	40,464	(b)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 2PO, PO	0.000%	4/15/36	21,274	16,961	(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS1, IO	9.078%	4/15/36	175,100	32,319	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS2, IO	15.791%	4/15/36	167,000	51,818	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS1, IO	10.739%	4/15/36	65,764	19,208	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS3, IO	7.423%	4/15/36	237,334	49,983	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	12,125,811	1,829,636	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	0.310%	9/25/55	25,865,304	3,541,542	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	173,831,789	670,122	(b)(d)

See Notes to Financial Statements.

4	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	$11,287,980	$2,122,275	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	0.000%	8/25/56	19,301,937	3,153,211	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	434,643,975	1,910,695	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-2 M	4.750%	8/25/58	681,000	723,567	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 BXS	3.203%	8/25/59	4,076,904	2,657,474	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	10.592%	10/25/28	494,384	578,315	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 B (1 mo. USD LIBOR + 11.250%)	11.342%	12/25/28	1,029,334	1,213,234	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 B (1 mo. USD LIBOR + 8.600%)	8.692%	3/25/29	1,575,761	1,653,173	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	11.342%	10/25/29	1,772,487	1,991,614	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.036%	9/25/47	818,081	793,278	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HQA2 B2 (1 mo. USD LIBOR + 11.000%)	11.092%	10/25/48	3,000,000	3,597,166	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	11.842%	5/25/43	5,531,727	6,346,188	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 B2 (1 mo. USD LIBOR + 10.500%)	10.592%	2/25/47	3,530,000	4,060,937	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI2 B	3.815%	5/25/48	1,798,778	1,743,395	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI4 B	4.489%	11/25/48	$4,729,163	$4,699,697	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA1 B2 (1 mo. USD LIBOR + 10.750%)	10.842%	1/25/49	1,500,000	1,727,915	(b)(c)(d)
Federal National Mortgage Association (FNMA), 2012-134 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.059%	12/25/42	2,096,285	412,976	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	11.842%	8/25/28	1,866,152	2,270,924	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1B (1 mo. USD LIBOR + 12.250%)	12.342%	9/25/28	2,339,378	2,921,367	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	11.842%	10/25/28	1,654,423	2,021,501	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	10.342%	1/25/29	2,617,315	3,066,205	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	9.342%	4/25/29	3,516,110	3,952,575	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.342%	1/25/40	1,500,000	1,504,960	(b)(d)
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1	2.749%	8/25/35	390,516	364,682	(b)
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC	6.250%	11/25/36	79,233	44,806
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	0.449%	3/20/23	17,660	17,660	(b)(d)
GSAA Resecuritization Mortgage Trust, 2005-R1 1A2, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	4.909%	4/25/35	1,809,428	331,511	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	48,001	54,981	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	331,643	345,443	(d)
HarborView Mortgage Loan Trust, 2006-2 1A	2.622%	2/25/36	14,916	6,689	(b)
Home Equity Mortgage Trust, 2006-1 A3 (1 mo. USD LIBOR + 0.500%)	0.592%	5/25/36	3,500,000	1,373,028	(b)

See Notes to Financial Statements.

6	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	4.054%	1/25/37	$98,501	$82,437	(b)
Impac CMB Trust, 2004-8 1A (1 mo. USD LIBOR + 0.720%)	0.812%	10/25/34	137,963	135,341	(b)
IndyMac INDA Mortgage Loan Trust, 2005- AR2 1A1	2.860%	1/25/36	66,034	58,437	(b)
IndyMac INDX Mortgage Loan Trust, 2004- AR13 1A1	2.350%	1/25/35	34,326	33,791	(b)
IndyMac INDX Mortgage Loan Trust, 2005- AR15 A2	2.979%	9/25/35	48,317	46,247	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR7 5A1	3.145%	5/25/36	184,227	157,286	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR9 3A3	2.969%	6/25/36	246,523	246,233	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR11 1A1	2.851%	6/25/36	330,600	305,769	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	3.254%	3/25/37	239,993	246,043	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	677,007	520,689
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	39,780	41,778
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	14,262	14,913
JPMorgan Mortgage Trust, 2007-S3 1A18 (1 mo. USD LIBOR + 0.500%)	0.592%	8/25/37	2,133,961	697,189	(b)
Legacy Mortgage Asset Trust, 2019-GS2 A2, Step bond	4.250%	1/25/59	4,520,000	4,524,357	(c)(d)
Legacy Mortgage Asset Trust, 2021-GS3 A2, Step Bond	3.250%	7/25/61	1,640,000	1,636,439	(d)
Lehman Mortgage Trust, 2006-3 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	5.309%	7/25/36	4,655,164	1,149,315	(b)(c)
Lehman Mortgage Trust, 2006-7 1A3, IO (-1.000 x 1 mo. USD LIBOR + 5.350%)	5.259%	11/25/36	4,139,401	851,836	(b)
Lehman Mortgage Trust, 2006-7 1A8 (1 mo. USD LIBOR + 0.180%)	0.272%	11/25/36	3,034,356	1,653,089	(b)(c)
Lehman Mortgage Trust, 2006-7 3A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	7.059%	11/25/36	5,072,361	1,551,823	(b)
Lehman Mortgage Trust, 2007-5 2A3 (1 mo. USD LIBOR + 0.330%)	0.422%	6/25/37	2,627,098	235,105	(b)
Lehman XS Trust, 2006-19 A4 (1 mo. USD LIBOR + 0.340%)	0.432%	12/25/36	486,159	443,622	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.894%	10/25/34	43,643	45,347	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	0.302%	4/25/46	$144,357	$133,241	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	51,128	46,701	(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.756%	3/25/36	432,235	279,387	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR + 0.140%)	0.232%	6/25/36	215,653	66,497	(b)
Morgan Stanley Mortgage Loan Trust, 2007-5AX 2A3 (1 mo. USD LIBOR + 0.460%)	0.552%	2/25/37	1,636,621	630,962	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	2.877%	11/25/37	419,701	396,030	(b)
Morgan Stanley Re-REMIC Trust, 2015-R2 1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	0.838%	12/27/46	907,413	816,404	(b)(d)
New Century Home Equity Loan Trust, 2004-3 M3 (1 mo. USD LIBOR + 1.065%)	1.157%	11/25/34	443,226	446,265	(b)
New Residential Mortgage Loan Trust, 2019-6A A1IB, IO	0.500%	9/25/59	33,656,437	552,639	(b)(d)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	5.342%	5/25/55	2,460,000	2,465,329	(b)(d)
Nomura Resecuritization Trust, 2014-5R 1A9	6.251%	6/26/35	1,753,917	1,765,799	(b)(c)(d)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	2.846%	5/27/23	1,552,277	1,538,779	(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV2 (1 mo. USD LIBOR + 0.630%)	0.722%	11/25/35	2,114,658	1,933,880	(b)(c)
Provident Home Equity Loan Trust, 2000-2 A1
(1 mo. USD LIBOR + 0.540%)	0.632%	8/25/31	687,025	625,682	(b)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	2.710%	12/27/33	1,225,000	1,228,057	(b)(d)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	2.342%	1/25/30	2,345,000	2,306,585	(b)(d)
RALI Trust, 2005-QA3 CB4	3.576%	3/25/35	966,652	500,637	(b)
RALI Trust, 2006-QA1 A11	3.981%	1/25/36	286,244	243,423	(b)
RALI Trust, 2006-QA4 A (1 mo. USD LIBOR + 0.360%)	0.452%	5/25/36	189,915	177,699	(b)
RALI Trust, 2006-QO2 A1 (1 mo. USD LIBOR + 0.440%)	0.532%	2/25/46	176,442	53,436	(b)
RALI Trust, 2007-QA2 A1 (1 mo. USD LIBOR + 0.260%)	0.352%	2/25/37	80,559	87,215	(b)
RAMP Trust, 2004-RS4 MII2 (1 mo. USD LIBOR + 1.350%)	2.117%	4/25/34	926,503	877,335	(b)(c)

See Notes to Financial Statements.

8	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
RAMP Trust, 2004-SL3 A3	7.500%	12/25/31	$159,332	$156,032
RAMP Trust, 2005-SL2 A5	8.000%	10/25/31	323,709	226,080
RBSGC Mortgage Loan Trust, 2007-A 3A1 (1 mo. USD LIBOR + 0.350%)	0.442%	1/25/37	2,733,256	440,195	(b)
Redwood Funding Trust, 2019-1 PT, Step bond	4.213%	9/27/24	2,585,021	2,615,230	(d)
Renaissance Home Equity Loan Trust, 2006-1 AF5, Step bond	6.166%	5/25/36	530,119	387,450
Renaissance Home Equity Loan Trust, 2007-2 AF2, Step bond	5.675%	6/25/37	445,054	171,909
Renaissance Home Equity Loan Trust, 2007-3 AF3, Step bond	7.238%	9/25/37	1,631,810	922,591	(c)
Residential Asset Securitization Trust, 2005-A7 A2, IO (-1.000 x 1 mo. USD LIBOR + 7.250%)	7.159%	6/25/35	1,521,242	462,161	(b)
Residential Asset Securitization Trust, 2005- A13 1A3 (1 mo. USD LIBOR + 0.470%)	0.562%	10/25/35	83,605	58,716	(b)
Residential Asset Securitization Trust, 2006-A1 1A6 (1 mo. USD LIBOR + 0.500%)	0.592%	4/25/36	1,376,002	431,432	(b)
Residential Asset Securitization Trust, 2006-A1 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	5.409%	4/25/36	2,851,818	747,870	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	203,242	164,750
RFMSI Trust, 2006-S8 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	5.309%	9/25/36	2,727,052	368,508	(b)
RFMSI Trust, 2006-SA2 4A1	5.196%	8/25/36	54,614	45,025	(b)
RFMSI Trust, 2007-S6 1A6 (1 mo. USD LIBOR + 0.500%)	0.592%	6/25/37	1,296,640	1,039,045	(b)(c)
RFMSI Trust, 2007-S6 1A13, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	5.409%	6/25/37	1,296,640	230,185	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	0.141%	8/25/57	3,376,213	1,492,202	(b)(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-18 1A2	2.662%	12/25/34	174,754	171,681	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 5A	3.326%	3/25/35	30,745	31,293	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-7 1A3	2.987%	4/25/35	52,292	53,442	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	2.610%	3/25/35	120,627	107,695	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Structured Asset Investment Loan Trust, 2004-8 M9 (1 mo. USD LIBOR + 3.750%)	3.842%	9/25/34	$297,405	$309,347	(b)
Structured Asset Mortgage Investments II Trust, 2006-AR5 4A1 (1 mo. USD LIBOR + 0.440%)	0.532%	5/25/46	526,158	276,075	(b)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.510%	10/20/35	11,075	10,215	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR2 B1 (1 mo. USD LIBOR + 0.795%)	0.887%	1/25/45	1,479,018	1,240,606	(b)(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-8 1A6 (-3.667 x 1 mo. USD LIBOR + 23.283%)	22.948%	10/25/35	142,160	186,112	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-9 5A4 (-7.333 x 1 mo. USD LIBOR + 35.933%)	35.262%	11/25/35	48,188	91,302	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-10 2A3 (1 mo. USD LIBOR + 0.900%)	0.992%	11/25/35	96,033	85,349	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.980%)	1.072%	10/25/45	132,492	131,615	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR15 A1C4 (1 mo. USD LIBOR + 0.800%)	0.892%	11/25/45	612,535	396,088	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR10 A1 (1 mo. USD LIBOR + 0.100%)	0.192%	12/25/36	314,672	208,453	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR16 2A2	2.491%	12/25/36	159,058	151,969	(b)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO (-1.000 x 1 mo. USD LIBOR +5.460%)	5.369%	3/25/37	1,790,707	242,968	(b)
Total Residential Mortgage-Backed Securities (Cost — $145,675,432)				164,432,919
Commercial Mortgage-Backed Securities (a) — 31.5%
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	2.973%	4/15/34	2,000,000	1,985,523	(b)(d)
BX Commercial Mortgage Trust, 2020-VIVA E	3.667%	3/11/44	2,000,000	2,011,192	(b)(d)
BX Trust, 2021-VIEW D (1 mo. USD LIBOR + 2.900%)	3.050%	6/15/23	880,000	882,916	(b)(d)
BX Trust, 2021-VIEW E (1 mo. USD LIBOR + 3.600%)	3.750%	6/15/23	880,000	883,553	(b)(d)

See Notes to Financial Statements.

10	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	$2,720,000	$2,115,544	(d)
CSMC Trust, 2017-CHOP F (1 mo. USD LIBOR + 4.350%)	4.673%	7/15/32	1,620,000	1,464,210	(b)(d)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/21	3,000,000	2,873,631	(b)(d)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 3.975%, 4.725% floor)	4.725%	7/15/22	1,384,000	1,387,082	(b)(d)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	7.673%	7/15/32	3,300,000	2,183,909	(b)(d)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	2,600,000	268,897	(d)
Extended Stay America Trust, 2021-ESH E (1 mo. USD LIBOR + 2.850%)	2.925%	7/15/38	2,300,000	2,322,985	(b)(d)(e)
Extended Stay America Trust, 2021-ESH F (1 mo. USD LIBOR + 3.700%)	3.775%	7/15/38	2,370,000	2,385,784	(b)(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk, 2021-MN1 B1 (SOFR30A + 7.750%)	7.768%	1/25/51	950,000	1,136,860	(b)(d)
FRESB Mortgage Trust, 2018-SB48 B	3.782%	2/25/38	3,853,233	2,999,301	(b)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	12,025	11,704	(b)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	81,012	27,428
GS Mortgage Securities Trust, 2007-GG10 AJ	6.024%	8/10/45	2,291,363	1,057,795	(b)
GS Mortgage Securities Trust, 2019-SMP G (1 mo. USD LIBOR + 4.250%)	4.323%	8/15/32	1,500,000	1,067,073	(b)(d)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	2.823%	5/15/38	1,000,000	1,004,450	(b)(d)
Hawaii Hotel Trust, 2019-MAUI G (1 mo. USD LIBOR + 3.150%)	3.223%	5/15/38	1,697,000	1,694,126	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.273%	4/17/45	296,676	118,107	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	6.101%	2/12/49	70,321	80,186	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.715%	2/15/51	74,539	68,781	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	8.431%	6/15/35	3,000,000	1,195,191	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT C (1 mo. USD LIBOR + 3.800%)	3.873%	7/15/34	1,814,912	1,719,978	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT D (1 mo. USD LIBOR + 6.550%)	6.623%	7/15/34	$907,456	$812,557	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT XCP, IO	2.052%	7/15/34	13,611,838	11,592	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.323%	12/15/36	1,520,000	1,344,393	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.823%	12/15/36	1,520,000	1,283,055	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.075%	1/16/37	646,000	617,266	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN HFL (1 mo. USD LIBOR + 4.000%)	4.075%	1/16/37	646,000	608,980	(b)(d)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.000%)	4.073%	11/15/36	2,000,000	1,996,835	(b)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	45,080	22,416	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	30,918	30,468	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	7,204	7,099	(b)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	2,299	2,298
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.470%	12/12/49	133,990	77,580	(b)
Motel 6 Trust, 2017-MTL6 F (1 mo. USD LIBOR + 4.250%)	4.323%	8/15/34	1,203,672	1,211,132	(b)(d)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	2,100,000	1,776,148	(b)(d)
Multifamily CAS Trust, 2019-01 CE (1 mo. USD LIBOR + 8.750%)	8.842%	10/15/49	2,500,000	2,376,853	(b)(d)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	7.592%	3/25/50	1,500,000	1,659,956	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.544%	8/15/36	1,900,000	1,733,413	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.544%	8/15/36	950,000	818,062	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%, 3.511% floor)	3.511%	4/18/24	1,280,000	1,267,091	(b)(d)

See Notes to Financial Statements.

12	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
Starwood Retail Property Trust, 2014-STAR D (1 mo. USD LIBOR + 3.500%)	3.573%	11/15/27	$1,000,000	$100,125	(b)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	4.473%	11/15/27	1,600,000	80,200	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.330%)	3.410%	11/11/34	1,012,600	998,509	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.102%)	4.182%	11/11/34	769,576	738,348	(b)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	3,130,000	149,827	(b)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,149,979	72,324	(b)(d)
Total Commercial Mortgage-Backed Securities (Cost — $65,457,347)				52,742,733

			Face Amount/ Units
Asset-Backed Securities — 6.5%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	1.364%	7/1/39	800,000	813,321	(b)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2II	4.723%	6/7/49	1,985,000	2,105,067	(d)
BankAmerica Manufactured Housing Contract Trust, 1996-1 B1	7.875%	10/10/26	7,866,000	801,333
BCMSC Trust, 1998-B A	6.530%	10/15/28	341,489	354,767	(b)
BCMSC Trust, 1999-A A3	5.980%	3/15/29	108,559	109,285	(b)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	1,150,000	1,196,826	(b)(d)
College Avenue Student Loans LLC, 2021-B D	3.780%	6/25/52	1,501,000	1,506,516	(d)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	128,622	11,323	(d)
RBS Acceptance Inc., 1995-BA1 B2	9.000%	8/10/20	2,191,561	877
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	794,970	(d)
SoFi Professional Loan Program LLC, 2017-F R1	0.000%	1/25/41	34,000	1,013,384	(d)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	1,700,000	1,703,866	(d)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	6.204%	6/7/30	400,000	393,769	(b)(d)
Total Asset-Backed Securities (Cost — $13,918,589)				10,805,304

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 1.5%
Consumer Staples — 0.3%
Food & Staples Retailing — 0.3%
CVS Pass-Through Trust	9.350%	1/10/23	$479,443	$509,235	(d)
Financials — 1.2%
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp.	4.750%	6/15/29	2,000,000	2,002,500	(d)
Total Corporate Bonds & Notes (Cost — $2,484,147)				2,511,735
Total Investments before Short-Term Investments (Cost — $227,535,515)				230,492,691

			Shares
Short-Term Investments — 5.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $9,190,205)	0.010%		9,190,205	9,190,205	(f)
Total Investments — 143.2% (Cost — $236,725,720)				239,682,896
Liabilities in Excess of Other Assets — (43.2)%				(72,299,450)
Total Net Assets — 100.0%				$167,383,446

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2021, the total market value of investments in Affiliated Companies was $9,190,205 and the cost was $9,190,205 (Note 9).

See Notes to Financial Statements.

14	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2021, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Nomura Securities International Inc.	1.891%	5/27/2021	5/22/2023	$65,427,000	Residential Mortgage- Backed Securities	$87,239,825

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At June 30, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	20	9/21	$3,675,782	$3,853,750	$177,968
Contracts to Sell:
U.S. Treasury 5-Year Notes	39	9/21	4,820,511	4,813,758	6,753
Net unrealized appreciation on open futures contracts					$184,721

At June 30, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$17,500,000	4/29/26	3-Month LIBOR quarterly	0.964% semi-annually	—	$38,688

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Mortgage Opportunity Fund Inc.

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.8 Index)	$500,000	10/17/57	3.000% Monthly	$(69,205)	$(21,782)	$(47,423)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.12 Index)	$500,000	8/17/61	3.000% Monthly	$18,133	$40,882	$(22,749)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

16	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $227,535,515)	$230,492,691
Investments in affiliated securities, at value (Cost — $9,190,205)	9,190,205
Cash	5,142,614
Interest receivable	656,153
Deposits with brokers for centrally cleared swap contracts	435,000
Receivable for securities sold	254,076
Deposits with brokers for open futures contracts	176,999
Deposits with brokers for OTC derivatives	50,000
Receivable from broker — net variation margin on centrally cleared swap contracts	27,460
Receivable from broker — net variation margin on open futures contracts	20,062
OTC swaps, at value (premiums paid — $40,882)	18,133
Prepaid expenses	35,396
Total Assets	246,498,789

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	65,427,000
Payable for securities purchased	11,566,501
Distributions payable	1,245,687
Deposits from brokers for open reverse repurchase agreements	350,000
Investment management fee payable	152,222
Interest expense payable	120,446
OTC swaps, at value (premiums received — $21,782)	69,205
Directors’ fees payable	6,547
Accrued expenses	177,735
Total Liabilities	79,115,343
Total Net Assets	$167,383,446

Net Assets:
Par value ($0.001 par value; 11,099,493 shares issued and outstanding; 100,000,000 shares authorized)	$11,099
Paid-in capital in excess of par value	195,515,960
Total distributable earnings (loss)	(28,143,613)
Total Net Assets	$167,383,446

Shares Outstanding	11,099,493

Net Asset Value	$15.08

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2021

Investment Income:
Interest from unaffiliated investments	$6,605,977
Interest from affiliated investments	158
Total Investment Income	6,606,135

Expenses:
Investment management fee (Note 2)	1,094,388
Interest expense (Notes 3 and 5)	532,282
Audit and tax fees	62,020
Legal fees	53,019
Transfer agent fees	42,548
Directors’ fees	29,213
Fund accounting fees	12,315
Commitment fees (Note 5)	12,166
Shareholder reports	9,843
Stock exchange listing fees	7,864
Custody fees	2,098
Insurance	1,453
Miscellaneous expenses	2,842
Total Expenses	1,862,051
Less: Fee waivers and/or expense reimbursements (Note 2)	(219,078)
Net Expenses	1,642,973
Net Investment Income	4,963,162

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	631,985
Futures contracts	(463,023)
Written options	17,625
Swap contracts	23,246
Net Realized Gain	209,833
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	3,369,148
Futures contracts	142,133
Swap contracts	27,619
Change in Net Unrealized Appreciation (Depreciation)	3,538,900
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	3,748,733
Increase in Net Assets From Operations	$8,711,895

See Notes to Financial Statements.

18	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020	2021		2020

Operations:
Net investment income	$4,963,162		$13,280,812
Net realized gain (loss)	209,833		(19,594,143)
Change in net unrealized appreciation (depreciation)	3,538,900		(23,513,781)
Increase (Decrease) in Net Assets From Operations	8,711,895		(29,827,112)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(7,448,837)		(12,229,661)
Return of capital	—		(4,519,753)
Decrease in Net Assets From Distributions to Shareholders	(7,448,837)		(16,749,414)

Fund Share Transactions:
Net proceeds from sale of shares (65,232 and 479,339 shares issued, respectively) (Note 7)	997,242	†,‡	6,292,173	†,‡
Reinvestment of distributions (7,147 and 39,852 shares issued, respectively)	107,239		590,370
Increase in Net Assets From Fund Share Transactions	1,104,481		6,882,543
Increase (Decrease) in Net Assets	2,367,539		(39,693,983)

Net Assets:
Beginning of period	165,015,907		204,709,890
End of period	$167,383,446		$165,015,907

†	Net of sales charges of $10,147 and $64,918, respectively.

‡	Net of shelf registration offering costs of $6,835 and $359,440, respectively (Note 8).

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	19

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2021

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,711,895
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(30,713,346)
Sales of portfolio securities	7,448,666
Net purchases, sales and maturities of short-term investments	3,436,572
Net amortization of premium (accretion of discount)	1,186,106
Increase in receivable for securities sold	(254,076)
Decrease in interest receivable	49,895
Increase in receivable from broker — net variation margin on centrally cleared swap contracts	(27,460)
Increase in prepaid expenses	(33,447)
Decrease in receivable for open OTC swap contracts	167
Increase in receivable from broker — net variation margin on open futures contracts	(5,062)
Decrease in net premiums paid for OTC swap contracts	207
Increase in deposits from brokers for open reverse repurchase agreements	350,000
Increase in payable for securities purchased	11,566,501
Increase in investment management fee payable	6,421
Decrease in Directors’ fees payable	(1,553)
Increase in interest expense payable	25,822
Increase in accrued expenses	63,970
Decrease in payable for open OTC swap contracts	(166)
Net realized gain on investments	(631,985)
Change in net unrealized appreciation (depreciation) of investments and OTC swap contracts	(3,358,079)
Net Cash Used in Operating Activities*	(2,178,952)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(6,095,911)
Decrease in loan facility borrowings	(45,000,000)
Increase in payable for open reverse repurchase agreements	57,790,000
Net proceeds from sale of shares	997,242
Net Cash Provided by Financing Activities	7,691,331
Net Increase in Cash and Restricted Cash	5,512,379
Cash and restricted cash at beginning of period	292,234
Cash and restricted cash at end of period	$5,804,613

*	Included in operating expenses is cash of $521,210 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

20	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2021
Cash	$5,142,614
Restricted cash	661,999
Total cash and restricted cash shown in the Statement of Cash Flows	$5,804,613

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$107,239

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2021[1,2]	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of period	$14.96	$19.48	$19.28	$21.27	$20.70	$22.76

Income (loss) from operations:
Net investment income	0.45	1.23	1.51	1.65	1.57	1.47
Net realized and unrealized gain (loss)	0.35	(4.20)	0.65	0.22	2.28	(0.53)
Total income (loss) from operations	0.80	(2.97)	2.16	1.87	3.85	0.94

Less distributions from:
Net investment income	(0.68) [3]	(1.13)	(1.45)	(3.03)	(2.69)	(2.95)
Net realized gains	—	—	—	(0.83)	(0.59)	(0.05)
Return of capital	—	(0.42)	(0.51)	—	—	—
Total distributions	(0.68)	(1.55)	(1.96)	(3.86)	(3.28)	(3.00)

Net asset value, end of period	$15.08	$14.96	$19.48	$19.28	$21.27	$20.70

Market price, end of period	$15.59	$14.18	$20.30	$20.39	$24.67	$22.79
Total return, based on NAV[4,5]	5.44%	(14.67)%	11.65%	9.26%	19.70%	4.47%
Total return, based on Market Price[6]	15.06%	(22.13)%	9.71%	(1.16)%	24.20%	10.80%

Net assets, end of period (millions)	$167	$165	$205	$202	$222	$216

Ratios to average net assets:
Gross expenses	2.27%[7]	2.82%	3.56%	3.15%	2.68%	2.97%
Net expenses	2.00 [7,8,9]	2.53 [9]	3.56	3.15	2.68	2.97
Net investment income	6.05 [7]	8.18	7.73	7.78	7.29	6.78

Portfolio turnover rate	4%	11%	17%	33%	35%	23%[10]

Supplemental data:
Loan Outstanding, End of Period (000s)	—	$45,000	$98,000	$99,250	$101,750	$101,750
Asset Coverage Ratio for Loan Outstanding[11]	—	467%	309%	303%	319%	312%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	—	$4,667	$3,089	$3,035	$3,185	$3,124
Weighted Average Loan (000s)	$45,000	$62,369	$98,072	$101,743	$101,750	$90,984
Weighted Average Interest Rate on Loan	1.84%	2.14%	3.46%	3.06%	2.06%	1.50%

See Notes to Financial Statements.

22	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2021 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 24%.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”) and mortgage whole loans. Investments in MBS consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

24	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Residential Mortgage-Backed
Securities	—	$164,432,919	—	$164,432,919
Commercial Mortgage-Backed Securities	—	52,742,733	—	52,742,733
Asset-Backed Securities	—	10,805,304	—	10,805,304
Corporate Bonds & Notes	—	2,511,735	—	2,511,735
Total Long-Term Investments	—	230,492,691	—	230,492,691
Short-Term Investments†	$9,190,205	—	—	9,190,205
Total Investments	$9,190,205	$230,492,691	—	$239,682,896
Other Financial Instruments:
Futures Contracts††	$184,721	—	—	$184,721
Centrally Cleared Interest Rate Swaps††	—	$38,688	—	38,688
OTC Credit Default Swaps on Credit Indices — Buy Protection‡	—	18,133	—	18,133
Total Other Financial Instruments	$184,721	$56,821	—	$241,542
Total	$9,374,926	$230,549,512	—	$239,924,438

26	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
OTC Credit Default Swaps on Credit Indices — Sell Protection‡	—	$69,205	—	$69,205

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

28	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2020, the total notional value of all credit default swaps to sell protection was $500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2021, see Note 4.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(i) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

30	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

(j) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities, or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(m) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

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Notes to financial statements (unaudited) (cont’d)

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

32	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2021, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $69,205. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

As of June 30, 2021, the Fund held cash collateral from Morgan Stanley & Co. Inc. in the amount of $50,000. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than semi-annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(q) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers.

34	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

LMPFA, Western Asset and Western Asset Limited are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage and assets attributable to preferred stock that may be outstanding.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA implemented an investment management fee waiver of 0.20% that will continue until January 2, 2022.

During the six months ended June 30, 2021, fees waived and/or expenses reimbursed amounted to $219,078, which included an affiliated money market fund waiver of $200.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,670,995	$5,042,351
Sales	7,316,928	131,738

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

At June 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$236,725,720	$26,224,716	$(23,267,540)	$2,957,176
Futures contracts	—	184,721	—	184,721
Swap contracts	19,100	38,688	(70,172)	(31,484)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2021 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$19,268,691	2.031%	$65,427,000

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.891% to 3.250% during the six months ended June 30, 2021. Interest expense incurred on reverse repurchase agreements totaled $196,796.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$184,721	—	$184,721
OTC swap contracts[3]	—	$18,133	18,133
Centrally cleared swap contracts[4]	38,688	—	38,688
Total	$223,409	$18,133	$241,542

LIABILITY DERIVATIVES[1]
Credit Risk
OTC swap contracts[3]	$69,205

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[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(17,555)	—	$(17,555)
Futures contracts	(463,023)	—	(463,023)
Written options	17,625	—	17,625
Swap contracts	23,429	$(183)	23,246
Total	$(439,524)	$(183)	$(439,707)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$142,133	—	$142,133
Swap contracts	38,688	$(11,069)	27,619
Total	$180,821	$(11,069)	$169,752

During the six months ended June 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$970
Written options†	1,411
Futures contracts (to buy)	3,864,018
Futures contracts (to sell)	2,385,358

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Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts	$7,500,000
Credit default swap contracts (buy protection)	500,000
Credit default swap contracts (sell protection)	500,000

†	At June 30, 2021, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Morgan Stanley & Co. Inc.	$18,133	$(69,205)	$(51,072)	$50,000	$(1,072)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

Prior to May 27, 2021, the Fund had a revolving credit agreement with Societe Generale (“Credit Agreement”) that allowed the Fund to borrow up to an aggregate amount of $55,000,000. Effective May 27, 2021, the Credit Agreement was terminated. The Fund paid a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.90%, except that the commitment fee was 0.30% in the event that the aggregate outstanding principal balance of the loan was greater than 80% of the loan commitment amount. The interest on the loan was calculated at a variable rate based on the LIBOR, plus any applicable margin. Securities held by the Fund were subject to a lien, granted to Societe Generale, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contained customary covenants that, among other things, limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and required asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement was subject to early termination under certain conditions and contained other provisions that limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2021 was $335,487. For the six months ended June 30, 2021, the Fund incurred commitment fees in the amount of $12,166. At June 30, 2021, the Fund had no borrowings outstanding per this Credit Agreement. For the six months ended June 30, 2021, based on the number of days during the reporting period that the Fund has a loan balance outstanding, the average daily loan balance was $45,000,000 and the weighted average interest rate was 1.84%.

38	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

6. Distributions subsequent to June 30, 2021

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2021	7/1/2021	$0.1125
7/23/2021	8/2/2021	$0.1125
8/24/2021	9/1/2021	$0.1125
9/23/2021	10/1/2021	$0.1125
10/22/2021	11/1/2021	$0.1125
11/22/2021	12/1/2021	$0.1125

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2021, the Fund did not repurchase any shares.

8. Capital shares

During the six months ended June 30, 2021, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $43,283,467. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the Net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the six months ended June 30, 2021, the Fund sold 65,232 shares of common stock and the proceeds from such sales were $997,242, net of offering costs and sales charges of $6,835 and $10,147, respectively. For the year ended December 31, 2020, the Fund sold 479,339 shares of common stock and the proceeds from such sales were $6,292,173, net of offering costs and sales charges of $359,440 and $64,918, respectively.

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Notes to financial statements (unaudited) (cont’d)

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended June 30, 2021. The following transactions were effected in such company for the six months ended June 30, 2021.

	Affiliate Value at December 31, 2020
		Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$27,429,312	27,429,312	$18,239,107	18,239,107

(cont’d)	Realized Gain (Loss)	Interest Income		Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$158		—	$9,190,205

10. Deferred capital losses

As of December 31, 2020, the Fund had deferred capital losses of $23,945,708, which have no expiration date, that will be available to offset future taxable capital gains.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the

40	Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report

global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Mortgage Opportunity Fund Inc. 2021 Semi-Annual Report	41

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 6, 2020, a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	4,580,000	278,591	525,353	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	4,583,754	278,191	521,999	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	4,572,193	288,751	523,000	0

42	Western Asset Mortgage Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Mortgage Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset Mortgage Opportunity Fund Inc.

Western Asset

Mortgage Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial

Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Mortgage

Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company,

LLC

Western Asset Management Company

Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock

Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012835 8/21 SR21-4230

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 24, 2021